SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 29, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050	770-901-9020
Atlanta, GA 30346	(Registrant’s Telephone Number Including area code)
(Address of Principal Executive Offices)
(Zip Code)

ITEM 5.    OTHER EVENTS

On October 29, 2002, Jameson Inns, Inc. issued a press release announcing third quarter common dividend. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing third quarter common dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of October 29, 2002
By: Craig R. Kitchin

/s/ Craig R. Kitchin

Its: President & Chief Financial Officer